                                                                    EXHIBIT 10.2


               THIS AGREEMENT CONTAINS AN ARBITRATION PROVISION

                           CUSTOMTRACKS CORPORATION
                            STOCK OPTION AGREEMENT


     THIS AGREEMENT (the "Agreement"), effective as of February 2, 1999, is made and entered into by and between CustomTracks Corporation, a Texas corporation (the "Company"), and Lante Corporation, an Illinois corporation (the "Optionee").

                                  WITNESSETH:

     WHEREAS, the Company and the Optionee have entered into an engagement letter, dated as of February 2, 1999 (the "Engagement Letter"), whereby, inter
                                                                         -----
alia, the Company engaged the Optionee to provide the consulting services stated
----
therein and agreed to issue this Option (the "Option"); and
                                              ------

     WHEREAS, the parties hereto desire to evidence in writing the terms and conditions of the Option and to enter into a Registration Rights Agreement (herein so called), a form of which is attached hereto as Exhibit A.
                                                          ---------

     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein and in the Engagement Letter, and as an inducement to the Optionee to promote the success of the business of the Company, the parties hereby agree as follows:

1.   Grant of Option; Expiration of Option.  Effective as of the date first set
     -------------------------------------
forth above (the "Award Date"), the Company hereby grants to the Optionee, upon the terms set forth in this Agreement, a nonqualified option (the "Option"), to acquire 500,000 shares of the Company Common Stock, $.01 par value per share (the "Company Common Stock"). The exercise price of the Option is $7.625 per share, which was the closing price of the Company Common Stock on the Award Date. The Option may be exercised from time-to-time with respect to any vested shares of Company Common Stock as to which the Option has not been exercised until the tenth anniversary of the Award Date. On the tenth anniversary of the Award Date, the Option will expire with respect to all vested shares as to which the Option has not been exercised.

2.   Vesting.  The Option shall vest according to the following schedule: 50% on
     -------
February 2, 2000; 25% on February 2, 2001; and 25% on February 2, 2002 (each date is hereinafter a "Vesting Date" and the three dates collectively are the "Vesting Dates"); provided, however, that the vesting of the Option may be
                  -----------------
accelerated in the sole discretion of the Company by giving written notice (the "Acceleration Notice") of the same to the Optionee. Except as noted in the provisos to this sentence, vesting under the Option is not subject to any conditions (including

Optionee's continued engagement to provide consulting services), other than the passage of time; provided, however, that (a) if Optionee resigns or abandons the
                 -----------------
engagement under the Engagement Letter or (b) if the Company terminates the engagement because the Optionee fails (including willful failures) to substantially perform its obligations under the Engagement Letter (and, in the case of a failure capable of being cured, such failure is not cured within 60 days of Optionee's receipt of written notice thereof, signed by the chief executive officer of the Company, which specifies the failure in reasonable detail), this Option shall cease to vest as of the day of resignation, abandonment, or termination, as applicable, and the Optionee shall have 365 days from the day in question to exercise the vested portion of the Option; and provided, further, that the Company shall be entitled to assert as a defense
-----------------
against the vesting and enforcement of the Option such defenses that may be available under applicable law. If the Optionee and the Company dispute whether or not vesting has ceased because of the alleged occurrence of one of more of the events specified in (a) or (b) above, then the matter shall be settled via binding arbitration as specified in Section 12.

3.   Exercise.  To exercise the Option with respect to the Company Common Stock,
     --------
the Optionee shall provide written notice (the "Company Exercise Notice") to the Company at its principal executive office to the attention of the Company's chief financial officer. The notice must: (i) state the number of shares of Company Common Stock being purchased; (ii) be signed by the Optionee; and (iii) be accompanied by payment of the aggregate exercise price for all shares of Company Common Stock being purchased (unless the Optionee has provided for payment through a broker-dealer or other means as permitted under this Agreement). The Option may be exercised with respect to vested shares of Company Common Stock from time-to-time, i.e., there is no obligation to exercise
                                        ----
all vested shares at one time.

4.   Payment of Exercise Price.  At the time of exercise, the Optionee shall pay
     -------------------------
to the Company the exercise price per share of Company Common Stock times the number of vested shares of Company Common Stock as to which the Option is being exercised. The Optionee shall make such payment by delivering cash, certified check, or wire transfer, or other payment mechanism mutually agreeable to the Company and the Optionee. If the Option is exercised in full, the Optionee shall surrender this Agreement to the Company for cancellation. If the Option is exercised in part, the Optionee shall surrender this Agreement to the Company so that the Company may make appropriate notation hereon or cancel this Agreement and issue a new agreement representing the unexercised portion of the Option.

     Subject to Section 8, the Company shall promptly issue and deliver a certificate representing the number of shares of Company Common Stock as to which the Option has been exercised after the Company receives a notice of exercise and upon receipt by the Company of the aggregate exercise price. If the shares of Company Common Stock to be issued upon the exercise of the Option are covered by an effective registration statement under the Securities Act of 1933, as amended, the Option may be exercised by a broker-dealer acting on behalf of the Optionee if (i) the broker-dealer has received from the Optionee or the Company a fully- and duly-endorsed agreement evidencing the Option, (ii) the Optionee has delivered its signed instructions to the broker-dealer and the Company directing the Company to deliver the shares of Company Common Stock to be issued upon exercise of the Option to the broker-dealer on behalf of the Optionee and specifying the account into which such shares should be deposited, (iii) the broker-dealer delivers, or has agreed to deliver, to the Company the aggregate exercise price in accordance with the first paragraph of this Section 4, and (iv) the broker-dealer and the Optionee have otherwise complied with Section 220.3(e)(4) of Regulation T, 12 CFR Part 220, or any successor provision. The Company agrees to deliver the underlying stock certificates, free and clear of any restrictive legends, registered as designated by the Optionee or the broker-dealer, in time to permit normal-way settlement of a simultaneous exercise of the Option and sale of the underlying Company Common Stock.

5.   Accredited Investor Status.  The Optionee represents and warrants that it
     --------------------------
is an "accredited investor" as such term is defined in Regulation D under the Securities Act of 1933, as amended.

6.   Preservation of Rights.  The number of shares of Company Common Stock
     ----------------------
subject to the Option and the exercise price therefor set forth in Section 1 shall be subject to appropriate adjustment, reasonably satisfactory to the Optionee and the Company, to preserve the relative rights of Optionee and the Company under this Agreement in the event of any change or exchange of Company Common Stock for a different number or kind of securities, any of which results from one or more stock splits, reverse stock splits, or stock dividends. If a Change of Control (as defined below) with respect to the Company occurs, and, as a part of such Change of Control, shares of stock, other securities, cash or property shall be issuable or deliverable in exchange for Company Common Stock, then the Optionee shall be entitled to purchase or receive (in lieu of the shares of Company Common Stock that the Optionee would otherwise be entitled to purchase or receive hereunder), the number of shares of stock, other securities, cash or property to which that number of shares of Company Common Stock would have been entitled in connection with such Change of Control (and, at an aggregate exercise price equal to the aggregate exercise price hereunder that would have been payable if that number of shares of Company Common Stock had been purchased on the exercise of the Option immediately before the consummation of the Change of Control).

7.   Who May Exercise. Without the Company's consent, except as provided in the
     ----------------
immediately following sentence, the Option shall be exercisable only by the Optionee and the Optionee shall not, directly or indirectly, sell, transfer, pledge, encumber or hypothecate ("Transfer") the Option or the rights and privileges pertaining thereto. It is understood and agreed by the parties that
(i) a merger, consolidation, or share exchange involving the Optionee, or (ii) any sale of substantially all of the Optionee's assets, or (iii) any liquidation or dissolution of the Optionee in connection with an event stated in clause (i) or (ii) is not a "Transfer" of the Option or the rights and privileges pertaining thereto if the successor, surviving, acquiring, or recipient entity, as applicable, receives the entire Option and agrees in writing to perform, or by operation of law is obligated to perform, the obligations under the Engagement Letter. The Option is not liable for or subject to, in whole or in part, the debts, contracts, liabilities or torts of the Optionee, nor shall it be subject to garnishment, attachment, execution, levy or other legal or equitable process.

8.   Certain Legal Restrictions.  Except as provided in the Registration Rights
     --------------------------
Agreement, the Company shall not have any obligation to the Optionee, express or implied, to list, register or otherwise qualify any of the Optionee's shares of Company Common Stock. If the shares of stock issuable upon the exercise of the Option have not been registered under the Securities Act of 1933, as amended, and applicable state securities laws, the Company shall not be liable for refusing to issue any shares if the Company cannot obtain authority from the appropriate regulatory bodies deemed by the Company to be necessary to lawfully issue such shares. The Company shall not be obligated to sell or issue any shares of Company Common Stock upon the exercise of the Option unless, in the opinion of counsel for the Company, the issuance and delivery of such shares shall comply with all relevant provisions of law and other legal requirements including, without limitation, any applicable federal or state securities laws and the requirements of any stock exchange or inter-dealer quotation system on which shares of the Company Common Stock may then be listed or quoted. If the Optionee desires to exercise the Option with respect to shares that have not been registered under the Securities Act of 1933, as amended, and applicable state securities laws, the Optionee shall notify the Company of its desire to do so, thus affording the Company the opportunity to analyze the securities laws implications of such exercise. As a condition to the exercise of the Option or the issuance by the Company of any shares of Company Common Stock to the Optionee, the Company may require the Optionee to make such representations and warranties, covenants and agreements as may be necessary to assure compliance with applicable federal and state securities laws. The shares of Company Common Stock issued upon the exercise of the Option may not be transferred except in accordance with applicable federal or state securities laws. At the Company's election, if the shares of stock issuable upon the exercise of the Option have not been registered under the Securities Act of 1933, as amended, and applicable state securities laws, the certificate evidencing shares of Company Common Stock issued to the Optionee may be legended as follows:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN
     REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND MAY NOT BE OFFERED FOR SALE, SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE REQUIREMENTS OF SUCH ACT AND THE APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.

9.   Termination.  The Option shall automatically terminate if the Optionee (i)
     -----------
becomes insolvent; (ii) fails to pay its debts generally as they become due;
(iii) voluntarily seeks, consents to, or acquiesces in the benefit or benefits of the Bankruptcy Code of the United States of America or any other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, or similar debtor relief law from time-to-time in effect affecting the rights of creditors generally ("Debtor Relief Law"); or (iv) becomes a party to (or is made the subject of) any proceeding provided for by any Debtor Relief Law, other than as a creditor or claimant (unless, in the event such proceeding is involuntary, the petition instituting same is dismissed within 60 days of the filing of same).

10.  Definitions.
     -----------

     The following terms as used in this Agreement shall have the stated meanings:

     Affiliate and Associate.  "Affiliate" and "Associate" shall have the
     -----------------------
respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on the date of this Agreement

     "Change of Control" shall mean a merger, consolidation, sale of shares, or
      -----------------
similar transaction involving the Company, on the one hand, and one or more persons (that are not Affiliates or Associates of the Company), on the other hand, pursuant to which the shareholders of the Company immediately before such transaction beneficially own, immediately after or as a result of such transaction, equity securities of the surviving or acquiring corporation or such corporation's parent corporation possessing less than fifty one percent (51%) of the voting power of the surviving or acquiring person(s) or such person(s)' parent corporation; provided that, a Change of Control shall not be deemed to
                     --------------
occur upon any public offering or series of such offerings of securities of the Company that results in any such change in beneficial ownership.


11.  Registration Rights.  The Optionee shall have the registration rights set
     -------------------
forth in the Registration Rights Agreement attached as Exhibit A hereto.
                                                       ---------


12.  Arbitration.   The parties agree to the resolution by binding arbitration
     -----------
of all claims, demands, causes of action, disputes, controversies, or other matters in question ("claims") arising under this Agreement or the Registration Rights Agreement, whether sounding in contract, tort, or otherwise and whether provided by statute or common law. The claims shall be submitted to arbitration and finally settled under the applicable rules of the American Arbitration Association ("AAA") in effect at the time the written notice of the claim is received. An arbitrator shall be selected in the manner provided for in such rules of the AAA, except that the parties agree that the arbitrator shall be an attorney licensed in the state where the arbitration is being conducted. If any party refuses to honor its obligations under this agreement to arbitrate the other party may compel arbitration in either federal or state court. The arbitrator will have exclusive authority to resolve any dispute relating to the interpretation, applicability, enforceability, or formation of this agreement to arbitrate, including, but not limited to, any claim that all or part of this Agreement or the Registration Rights Agreement is void or voidable and any claim that an issue is not subject to arbitration. The arbitrator shall have the authority to award injunctive and other equitable relief. The arbitration will be held in Dallas County, Texas. The arbitrator shall issue a written decision that identifies the factual findings and principles of law upon which any award is based. The award and findings of such arbitrator shall be conclusive and binding upon the parties, and judgment upon such award may be entered in any court of competent jurisdiction. Any and all of the arbitrator's orders, decisions, and awards may be enforceable in, and judgment upon any award rendered by the arbitrator may be confirmed and entered by, any federal or state court having jurisdiction. Each party shall pay all costs and expenses of its advisors. The costs and expenses of the arbitration proceedings will be paid by the non-prevailing party or as the arbitrator otherwise determines. Discovery will be permitted to the extent directed by the arbitrator. Each party understands that by agreeing to submit claims to arbitration it gives up the right to seek a trial by court or jury and the right to an appeal from any errors of the court and forgoes any and all related rights it may otherwise have under federal and state laws.

13.  Miscellaneous.
     -------------

     (a) The granting of the Option herein shall impose no obligation upon the Optionee to exercise the Option or any part thereof. Nothing herein contained shall affect the right of the Company or the Optionee to terminate the engagement set forth in the Engagement Letter at any time, with or without cause.

     (b) Neither the Optionee nor any person claiming under or through the Optionee shall be or shall have any of the rights or privileges of a shareholder of the Company in respect of any of the shares issuable upon the exercise of the Option herein unless and until certificates representing such shares shall have been issued and delivered to the Optionee or such Optionee's agent.

     (c) Any notice to be given to the Company under the terms of this Agreement or any delivery of the Option herein to the Company shall be in writing, addressed to the Company at its principal executive offices, Attn:
Chief Financial Officer; and any notice to be given to the Optionee shall be addressed to the Optionee at its address set forth in the Engagement Letter. A party may specify a different address for receiving notice by giving written notice thereof to the other parties. Any such notice shall be deemed to have been duly given upon receipt.

     (d) Subject to Section 7, this Agreement shall be binding upon and inure to the benefit of the assignees, representatives, executors, successors or beneficiaries of the parties hereto.

     (e) The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Texas and the United States, as applicable, without reference to the conflict of laws provisions thereof.

     (f) If any provision of this Agreement is declared or found to be illegal, unenforceable or void, in whole or in part, then the parties shall be relieved of all obligations arising under such provision, but only to the extent that it is illegal, unenforceable or void, it being the intent and agreement of the parties that this Agreement shall be deemed amended by modifying such provision to the extent necessary to make it legal and enforceable while preserving its intent or, if that is not possible, by substituting therefor another provision that is legal and enforceable and achieves the same objectives.

     (g) All section titles and captions in this Agreement are for convenience only, shall not be deemed part of this Agreement, and in no way shall define, limit, extend or describe the scope or intent of any provisions of this Agreement.

     (h) The parties shall execute all documents, provide all information, and take or refrain from taking all actions as may be necessary or appropriate to achieve the purposes of this Agreement.

     (i) This Agreement, the Engagement Letter, and the Registration Rights Agreement constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and thereof and supersede all prior written and prior or contemporaneous oral agreements and understandings pertaining hereto and thereto.

     (j) No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or any other covenant, duty, agreement or condition.

     (k) This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the dates set forth below, to be effective as of the date first above written.

                                    COMPANY:

                                    CUSTOMTRACKS CORPORATION

                                    By:  \s\ Ronald A. Woessner
                                         --------------------------------
                                         Ronald A. Woessner
                                    Its: Vice President
                                         --------------------------------

                                    Date:  April 15, 1999
                                           ------------------------------


                                    OPTIONEE:

                                    LANTE CORPORATION

                                    By:  \s\ Pete Georgiadis
                                         --------------------------------

                                    Its: COO
                                         --------------------------------

                                    Date:  4/16/99
                                           ------------------------------

                                   EXHIBIT A


                         REGISTRATION RIGHTS AGREEMENT


     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement"), effective as of February 2, 1999, is made by and between CustomTracks Corporation, a Texas corporation (the "Company"), and Lante Corporation, an Illinois corporation (the "Holder"). Terms used herein with their initial letter capitalized but not defined herein will have the meaning given such terms in the Option (as defined below), unless the context otherwise requires.

                                  WITNESSETH:

          WHEREAS, the Company and the Holder have entered into a Stock Option Agreement as of the date hereof whereby the Holder has been granted an option (the "Option") to acquire up to 500,000 shares of the Company's common stock, $.01 par value per share (the "Common Stock");

          WHEREAS, the Company desires to grant the Holder certain registration rights with respect to such shares of Common Stock issuable under the Option in accordance with the terms and conditions set forth herein;

          NOW, THEREFORE, the Company and the Holder agree as follows:

          1.   Shares.  As used herein, the term "Shares" shall mean the shares
               ------
of Common Stock issuable upon the exercise of the Option.

          2.  Registration.   Upon its receipt of a written notice from the
              ------------
Holder at any time following the thirtieth day preceding each of the Vesting Dates, the Company shall prepare and file with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-3 (or such successor or other form as the SEC may stipulate or require) under the Securities Act of 1933, as amended (the "Securities Act") covering the Shares that vest on the upcoming Vesting Date in question or shall have vested any time previously (other than Shares that have vested as a result of an Acceleration Notice and which would not otherwise have been scheduled to vest on the upcoming Vesting Date or previously). The Company shall use its commercially reasonable efforts to cause such registration statement to become effective as promptly as practicable after receipt of the written notice. The Company shall also file such post-effective amendments to such registration statement in order for it to remain effective without lapse until the earlier of (i) 90 days following the date the registration statement is declared effective or (ii) all the Shares so registered have been sold, subject to the two immediately following sentences. Upon request of the Holder and subject to the consent of the Company (which consent is not to be unreasonably withheld), the effectiveness of the registration statement will be extended for up to an additional 30 days. If, during the effectiveness of the registration statement, the Holder determines that it no longer desires to sell any (or further) Shares at that time, the Holder will so advise the Company so that the Company can withdraw the registration statement. The Holder shall be entitled to make three registration requests under this Section 2. The Holder shall pay the expenses described in
                    ---------
Section 4 for each registration pursuant to this Section 2.
---------                                        ---------

          3.   Registration Procedures.  If, and whenever, the Company is
               -----------------------
required by Section 2 to effect the registration of Shares under the Securities
            ---------
Act , the Company will as expeditiously as possible:

               (a) prepare and file with the SEC a registration statement with respect to such securities, and use its best efforts to cause such registration statement to become and remain effective for the period set forth in Section 2
                                                                      ---------
(the "Effective Period");

               (b) prepare and file with the SEC such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for the Effective Period as may be reasonably necessary to effect the sale of such securities;

               (c) furnish to the Holder and to the underwriters of the securities being registered, such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as the Holder and such underwriters may reasonably request in order to facilitate the public offering of such securities;

               (d) use commercially reasonable efforts to register or qualify the Shares covered by such registration statement under such state securities or blue sky laws of such jurisdictions as the Holder may reasonably request in writing within twenty (20) days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or subject itself to taxation in a jurisdiction where it had not previously been subject to taxation, or take any other action that would subject the Company to service of process in a lawsuit other than one arising out of the registration of the Shares;

               (e) notify the Holder, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

               (f) notify the Holder promptly of any request by the SEC for the amending or supplementing of such registration statement or prospectus or for additional information;

               (g) prepare and file with the SEC, promptly upon the request of the Holder, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for the Holder (and concurred in by counsel for the Company), is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of Shares by the Holder;

               (h) prepare and promptly file with the SEC and promptly notify the Holder of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at any time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; and

               (i) advise the Holder, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

          4.   Expenses.  Subject to the limitation stated in the next sentence,
               --------
all fees, costs, and expenses of and incidental to such registration and public offering of the Shares in connection therewith shall be borne by the Holder, including any commissions and transfer taxes in respect of the sale of its Shares. The Holder's liability for the fees and expenses of the Company's professional advisors in connection with the registration of each S-3 and the public offering of the Shares in connection therewith shall be limited to $12,500 (in 1999 dollars) per S-3.

          5.   Indemnification.
               ---------------

               (a) The Company will indemnify and hold harmless the Holder, its directors, officers, employees, and agents, any underwriter (as defined in the Securities Act) for the Holder and any person controlling the Holder or such underwriter from and against, and will reimburse such persons with respect to, any and all loss, damage, liability, cost and expense to which such persons may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by or on behalf of the Holder in writing specifically for use in the preparation thereof. The Company will not be subject to any liability for any settlement made without its consent, which consent shall not be unreasonably withheld.

               (b) The Holder will indemnify and hold harmless the Company, its directors, officers, employees, and agents, any underwriter for the Company and any person controlling the Company or such underwriter from and against, and will reimburse such persons with respect to, any and all loss, damage, liability, cost and expense to which such persons may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in conformity with written information furnished by or on behalf of the Holder specifically for use in the preparation thereof. The Holder will not be subject to any liability for any settlement made without its consent, which consent shall not be unreasonably withheld.

               (c) Promptly after receipt by an indemnified party pursuant to the provisions of Subsection (a) or (b) of this Section 5 of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said Subsection (a) or (b), promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party, except to the extent that such omission materially and adversely affects the indemnifying party's ability to defend against or compromise such claim. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any action include both the
--------  -------
indemnified party and the indemnifying party and there is a conflict of interest that would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party or parties shall have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to an indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said Subsection (a) or (b) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than out-of-pocket costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the provisions of the preceding sentence, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

          6.   Miscellaneous.
               -------------

               (a) Any notice to be given to the Company under the terms of this Agreement shall be in writing, addressed to the Company at its principal executive offices, Attn: Chief Financial Officer; and any notice to be given to the Optionee shall be addressed to the Optionee at its address set forth in the Engagement Letter. A party may specify a different address for receiving notice by giving written notice thereof to the other parties. Any such notice shall be deemed to have been duly given upon receipt.

               (b) The Optionee may not Transfer this Agreement or its rights and privileges hereunder, except in connection with a Transfer of the Option. Subject to the preceding sentence, this Agreement shall be binding upon and inure to the benefit of the assignees, representatives, executors, successors or beneficiaries of the parties hereto.

               (c) The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Texas and the United States, as applicable, without reference to the conflict of laws provisions thereof.

               (d) If any provision of this Agreement is declared or found to be illegal, unenforceable or void, in whole or in part, then the parties shall be relieved of all obligations arising under such provision, but only to the extent that it is illegal, unenforceable or void, it being the intent and agreement of the parties that this Agreement shall be deemed amended by modifying such provision to the extent necessary to make it legal and enforceable while preserving its intent or, if that is not possible, by substituting therefor another provision that is legal and enforceable and achieves the same objectives.

               (e) All section titles and captions in this Agreement are for convenience only, shall not be deemed part of this Agreement, and in no way shall define, limit, extend or describe the scope or intent of any provisions of this Agreement.

               (f) The parties shall execute all documents, provide all information, and take or refrain from taking all actions as may be necessary or appropriate to achieve the purposes of this Agreement.

               (g) This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior written and prior or contemporaneous oral agreements and understandings pertaining hereto.

               (h) No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or any other covenant, duty, agreement or condition.

               (i) This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart.

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

          IN WITNESS WHEREOF, the parties have executed this Agreement on the dates set forth below, to be effective as of the date first above written.

                                 CUSTOMTRACKS CORPORATION



                                 By:
                                       -------------------------------------
                                 Its:
                                       -------------------------------------
                                 Date:
                                       -------------------------------------




                                 LANTE CORPORATION


                                 By:
                                       -------------------------------------
                                 Its:
                                       -------------------------------------
                                 Date:
                                       -------------------------------------

                                      A-6